AMENDMENT TO SENIOR SECURED NOTE

THIS AMENDMENT TO THE SENIOR SECURED NOTE (the "***Amendment***") is executed as of this 19 of May 2020 ("***Effective Date***") by and between Edison Nation, Inc. (the "***Company***"), and 32 Entertainment, LLC (the ***"Lender")***

WITNESSETH

WHEREAS, on December 4, 2019, the Company entered into a transaction with and issued a Senior Secured Note to 32 Entertainment, LLC (the "Senior Secured Note");

WHEREAS, the Company and Lender desire to modify and replace certain terms of the Senior Secured Note with the terms of a Subordinated Secured Note dated May 19, 2020 ("Subordinated Secured Note"); and

WHEREAS, the Company and the Lender are willing to make the amendments to Senior Secured Note by agreeing to the amended terms of the Subordinated Secured Note.

NOW THEREFORE, in consideration of the premises and the mutual promises and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree that:

1. Amendments. The terms of the Senior Secured Note are amended and replaced with the terms of the Subordinated Senior Note, attached hereto as Exhibit A.

2. Conflicting Terms. Any conflicting terms or interpretation between the Senior Secured Note and the Subordinated Secured Note, the terms of the Subordinated Secured Note shall prevail.

3. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto, have caused this Amendment to be duly executed and delivered as of the date first written above.

MAKER – THE COMPANY
EDISON NATION, INC.

Chris Ferguson

By: Chris Ferguson, CEO

LENDER – PAYEE

32 ENTERTAINMENT, LLC

By: Robert Wolf, Founder and Authorized Agent

EXHIBIT "A"
AS AMENDED SUBORDINATED SECURED NOTE